SUBORDINATION AGREEMENT (MANAGEMENT AGREEMENT)

This Subordination Agreement (Management Agreement) (this "Agreement"), dated as of April 28, 2010, is by and among JetFleet Management Corp., a California corporation ("JMC"), AeroCentury (as hereinafter defined) and Union Bank, N.A., in its capacity as Agent for itself and the other Lenders under the Loan Agreement (as defined below) (the "Agent").

WHEREAS, AeroCentury Corp., a Delaware corporation (the "AeroCentury") and JMC entered into an Amended and Restated Management Agreement dated April 23, 1998 (the "Management Agreement");

WHEREAS, AeroCentury, as borrower, Union Bank, N.A., as Agent, and Union Bank, N.A., as a Lender, together with any other Lender thereunder from time to time have entered into a Loan and Security Agreement dated as of even date herewith (as  amended, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which, among other things, the Lenders have, subject to the terms and conditions set forth in the Loan Agreement, agreed to make certain loans and financial accommodations to AeroCentury.  All capitalized terms used but not defined herein shall have the meanings given them in the Loan Agreement.

Whereas, contemporaneously with the execution and delivery of the Securities Purchase Agreement, dated as April 17, 2007 (the "Securities Purchase Agreement"), by and among AeroCentury and the purchasers identified therein (such purchasers, together with any other holder of a Subordinated Note (as hereinafter defined), the "Noteholders"), which provides for, among other things, the sale and issuance by AeroCentury of its 16% Senior Subordinated Notes due December 30, 2011 in the aggregate principal amount of up to $28,000,000.00 (the "Subordinated Notes"), AeroCentury, JMC and the Noteholders entered into a Subordination Agreement (Management Agreement) (the "Noteholder Subordination Agreement"), governing the subordination, in respect of the Noteholders, of fees payable by AeroCentury to JMC under the Management Agreement; and

WHEREAS, it is a condition precedent to the agreement of the Lenders to enter into the Loan Agreement and to extend credit to AeroCentury under the Loan Agreement that JMC execute and deliver to Agent and the Lenders an agreement in substantially the form hereof.

NOW, THEREFORE, in consideration of the foregoing recitals and the covenants and conditions herein set forth, the parties hereto agree as follows:

1. Subordination.  JMC agrees that (i) all indemnity payments under Section 1.2 of the Management Agreement, (ii) all payments of management fees pursuant to Section 3.4 of the Management Agreement, (iii) the payment due in respect of termination pursuant to Section 3.6 of the Management Agreement and (iv) any other payment or distribution by or on behalf of AeroCentury directly or indirectly, of assets of AeroCentury of any kind or character, whether in cash, property or securities, or by setoff, exchange or in any other manner, for or on account of the Management Agreement or of any such payments described in clause (i), (ii) or (iii) of this Section 1 (collectively, the "JMC Payments") shall be subordinate and subject in right of payment, to the extent and in the manner set forth in this Agreement, to the prior payment in full in cash of the Senior Indebtedness (as defined below). As used herein, "Senior Indebtedness" means, collectively, all loans, advances, debts, expenses reimbursements, fees, liabilities and obligations, for the performance of covenants, tasks or duties or for payment of monetary amounts (whether or not such performance is then required or contingent, or amounts are liquidated or determinable) owing by AeroCentury to any Lender of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument, arising under the Loan Agreement or in connection with any of the other Loan Documents (including an Interest Rate Protection Agreement entered into in connection with the Loan Agreement), and all covenants and duties regarding such amounts.  The term "Senior Indebtedness" includes all principal, interest (including interest which accrues after the commencement of any case or proceeding in bankruptcy, or for the reorganization of AeroCentury), fees, Charges, expenses, reasonable attorneys' fees and any other sum chargeable to AeroCentury under the Loan Agreement or any of the other Loan Documents, and all principal and interest due in respect of the Loans.  As used herein, "Senior Debt Documents'' means the Loan Agreement, Revolving Note and all other Loan Documents. As used herein, "Bankruptcy Law" means Title 11 of the United States Code or any similar federal or state law for the relief of debtors or other applicable insolvency law.

2. Payments Under Management Agreement.

2.1 Subject to Section 2.2, until the payment in full in cash of all Senior Indebtedness, JMC shall not accept or receive, directly or indirectly, and AeroCentury shall not make, any JMC Payment, except that prior to an Insolvency Proceeding (as defined below) JMC shall be entitled to accept and receive the payments AeroCentury is permitted to pay pursuant to the Loan Agreement. In the event that JMC receives a JMC Payment in contravention of this Section, such JMC Payment shall be held in trust for the benefit of the Lenders and shall be paid over or delivered to the Lenders for application to the payment in full in cash of the Notes.

2.2 At the time or times, if any, that an Event of Default shall exist or is continuing under Section 9.1 of the Loan Agreement, AeroCentury shall only be permitted to pay to JMC an amount equal to any JMC Payment multiplied by the Subordination Percentage (as defined below) (such amount being referred to herein as the "Default Payment"). The term "Subordination Percentage" shall mean that percentage which is the greater of (a) 50% or (b) that percentage represented by the outstanding balance of all Loans divided by the Borrowing Base. The calculation of the Default Payment shall be made by applying the Subordination Percentage that exists at any date to any JMC Payment due on such date.

3. Insolvency Proceeding.  In the event of any payment or distribution of assets of AeroCentury of any kind or character, whether in cash, property or securities, upon the dissolution, winding up or total or partial liquidation or reorganization, readjustment, arrangement or similar proceeding relating to AeroCentury or its respective property, whether voluntary or involuntary or in connection with an Insolvency Proceeding or upon any other marshalling or composition of the assets and liabilities of AeroCentury, or otherwise: (i) all amounts owing on account of the Senior Indebtedness shall first be paid in full in cash, or payment provided for in cash before any JMC Payments are made; and (ii) to the extent permitted by applicable law, any JMC Payments to which JMC would be entitled except for the provisions of this Section 3, shall be paid or delivered by the trustee in bankruptcy, receiver, assignee for the benefit of creditors or other liquidating agent making such payment or distribution directly to the Agent, for the benefit of the Lenders, for application to the payment of the Senior Indebtedness in accordance with clause (i) above, after giving effect to any concurrent payment or distribution or provision therefor to the Agent, for the benefit of the Lenders, in respect of such Senior Indebtedness; provided that JMC may receive and retain shares of stock and any debt securities of AeroCentury that are subordinated to the Senior Indebtedness, and to any debt securities received by the Agent to at least the same extent as the JMC Payments are subordinated pursuant to this Agreement. JMC hereby designates and appoints the Agent as its agent to prove the claims of JMC on account of the JMC Payments in any such proceedings, and to represent JMC in any reorganization of AeroCentury and therein to vote the claim or interest of JMC in respect of the JMC Payments in any poll or voting of acceptances of a proposed plan of reorganization, and JMC agrees to furnish the Agent with such information, soliciting materials, evidence and further authorizations and the Agent may request, in order that the Agent may do so, but the Agent shall not be liable for any failure to prove any such claim, or to collect any sums payable thereon, or to take any other affirmative action in connection therewith.  As used herein, "Insolvency Proceeding" means (A) any case, action or proceeding before any court or other governmental authority involving AeroCentury relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (B) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors or similar arrangement by AeroCentury in respect of its creditors generally or any substantial portion of its creditors, in each of case (A) and (B) undertaken under federal, state or foreign law, including any Bankruptcy Law.

4. Remedies of JMC.  Until the payment in full in cash of all Senior Indebtedness, JMC shall not (i) demand or attempt to collect or commence any legal proceedings to collect, any JMC Payment; provided that JMC Payments may be collected without legal process if at such time such payments are permitted to be paid pursuant to the terms of Section 2 of this Agreement; (ii) institute any other actions or proceedings to enforce its rights or interests under the Management Agreement or otherwise with respect to any JMC Payment; (iii) take or accept any security interest or lien upon any collateral or assets of AeroCentury or any other Person to secure their rights hereunder or take or accept any guaranty of any JMC Payment; (iv) exercise any rights to set-offs and counterclaims in respect of any indebtedness, liabilities or obligations of JMC to AeroCentury against any of the JMC Payments provided that JMC Payments may be collected without legal process if at such time such payments are permitted to be paid pursuant to the terms of Section 2 of this Agreement; (v) commence or maintain any action, suit or any other legal or equitable proceeding against AeroCentury; or (vi) join with any creditor in any proceeding under any Bankruptcy Law.

5. Waivers.  JMC waives any and all notice of the incurrence of the Senior Indebtedness or any part thereof and any right to require marshalling of assets. Additionally, JMC agrees that at any time and from time to time, without notice to or the consent of JMC, without incurring any liability to JMC, and without impairing or releasing the subordination provided for in this Agreement or otherwise impairing the rights of the Lenders hereunder: (i) the time for AeroCentury's performance of or compliance with any of its Agreement contained in the Senior Debt Documents may be extended or such performance or compliance may be waived by the Lenders; (ii) the Senior Debt Documents may from time to time be modified by AeroCentury and the Lenders for the purpose of adding any requirements thereto or changing in any manner the rights and obligations of AeroCentury or the Lenders thereunder; (iii) the manner, place or terms for payment of Senior Indebtedness or any portion thereof may be altered or the terms for payment extended, or the Senior Indebtedness may be renewed in whole or in part; (iv) the maturity of the Senior Indebtedness may be accelerated in accordance with the terms of any present or future agreement by AeroCentury and the Lenders; (v) any collateral may be sold, exchanged, released or substituted and any lien or security interest in favor of the Lenders may be terminated, subordinated or fail to be perfected or become unperfected; (vi) any Person liable in any manner for Senior Indebtedness may be discharged, released or substituted; and (vii) all other rights against AeroCentury, any other Person or with respect to any collateral may be exercised (or the Lenders may waive or refrain from exercising such rights).

6. No Impairment.  The subordination provisions of this Agreement are intended solely for the purpose of defining the relative rights against AeroCentury or JMC, on the one hand, and the Lenders, on the other hand. Nothing contained herein shall (i) impair, as between AeroCentury and JMC, the obligation of AeroCentury to pay the JMC Payments as and when the same shall become due and payable in accordance with the terms of the Management Agreement, or (ii) otherwise affect the relative rights against AeroCentury or JMC, on the one hand, and the creditors of AeroCentury (other than the Lenders), on the other hand.

7. Subrogation.  Until the payment in full in cash of all Senior Indebtedness, JMC shall not have, and shall not directly or indirectly exercise, any rights that it may acquire by way of subrogation under this Agreement, by any payment or distribution to the Lenders hereunder or otherwise.

8. Representations and Warranties of JMC and AeroCentury. JMC and AeroCentury each hereby represents and warrants, severally and not jointly, to the Agent and the other Lenders as follows:

(a) It is duly organized, validly existing and in good standing under the laws of its respective jurisdiction of organization.

(b) It has the power and authority to enter into, execute, deliver and carry out the terms of this Agreement, all of which have been duly authorized by all proper and necessary action and are not prohibited by its organizational documents.

(c) This Agreement, when executed and delivered, will constitute the valid and legally binding obligation of such party enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by equitable principles.

(d) No provisions of any mortgage, indenture, contract, agreement, statute, rule, regulation, judgment, decree or order binding on the such party or affecting the property of such party or conflicts with, or requires any consent which has not already been obtained under, or would in any way prevent the execution, delivery or performance of the terms of this Agreement by such party.

(e) The execution, delivery and carrying out of the terms of this Agreement will not constitute a default under, or result in the creation or imposition of, or obligations to create, any lien or security interest in the property of such party pursuant to the terms of any such mortgage, indenture, contract or agreement. No pending or, to the best of its knowledge, threatened, litigation, arbitration or other proceedings if adversely determined would prevent the performance of the terms of this Agreement by such party.

9. Further Assurances.  JMC agrees to execute and deliver to the Lenders such further agreements, instruments, certificates, documents and assurances, and perform such acts, as the Agent and/or Lenders shall reasonably deem necessary or appropriate to effectuate the purposes of the subordination provisions contained in this Agreement.

10. No Amendment.  Each of AeroCentury and JMC shall not, without the prior written consent of the Agent, agree to or permit any amendment, modification or waiver of any material provisions of the Management Agreement or any other agreement relating to any JMC Payment.

11. Payment of Senior Indebtedness.  For all purposes hereof, subject to the right of JMC to receive and retain junior securities as described in Section 3, any references to the Senior Indebtedness being paid in full shall be construed to mean that the Senior Indebtedness shall be paid in full in cash and all lending commitments under the Senior Debt Documents shall be terminated in accordance with the terms thereof.  This Agreement shall terminate upon the Termination Date (as defined in the Loan Agreement).

12. General.

(a) No amendment or waiver of any provision of this Agreement, or consent to any departure by any party from any such provision, shall be effective unless the same shall be in writing and signed by the parties to this Agreement, and, in any case, such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(b) This Agreement shall inure to the benefit of the successors and assigns of the Agent and Lenders and shall be binding upon the successors and assigns of AeroCentury and JMC; provided, however, that neither AeroCentury nor JMC may assign their rights hereunder without Agent's consent and in accordance with the terms of the Loan Agreement. The terms Agent and Lender(s) as used in this Agreement include transferees and participants of the Loans and successors and assigns of the Agent, each of which shall have all rights and benefits of the Agent or Lenders (as the case may be) hereunder.

(c) All notices and other communications under this Agreement shall be in writing and shall be deemed to have been given three (3) days after deposit in the mail, first class mail, postage prepaid, or one (1) day after being entrusted to a reputable commercial overnight delivery service, or when sent out by facsimile transmission addressed to the party to which such notice is directed at its address determined as provided in this Section 12.  All notices and other communications under this Agreement shall be given to the parties hereto at the following addresses:

If to JMC: JetFleet Management Corp. 1440 Chapin Avenue Suite 310 Burlingame, CA 94010 Attention: Neal D. Crispin Telecopy: (650) 696-3929 Email: Neal.Crispin@JetFleet.com
If to the Agent:

Union Bank, N.A.
Northern California Commercial Banking Division
350 California Street
San Francisco, CA 94104
Attn:  San Francisco Commercial Banking
Telecopy:  (415) 705-7111
Email: ksullivan@unionbank.com

with a copy to:

Sheppard Mullin Richter & Hampton LLP
Four Embarcadero Center, 17th Floor
San Francisco, CA 94111-4106
Attn:  Juliette M. Ebert, Esq.
Telecopy:  415-434-3947
Email:  jebert@sheppardmullin.com

If to AeroCentury: AeroCentury Corp 1440 Chapin Avenue Suite 310 Burlingame, CA 94010 Attention: Toni M. Perazzo Telecopy: (650) 696-3929 Email: toni.perazzo@aerocentury.com with a copy to: Morrison & Foerster, LLP 755 Page Mill Road Palo Alto, California 94304-1018 Attention: William D. Sherman Telecopy: (650) 494-0792 Email: wsherman@mofo.com

(d) This Agreement shall constitute the entire agreement among the parties with respect to the subject matter hereof, and shall supersede all previous and contemporaneous oral and written negotiations, commitments, agreements and understandings relating to the subject matter hereof.

(e) GOVERNING LAW; VENUE.  IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS.  EACH OF JMC AND AEROCENTURY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN SAN FRANCISCO, CALIFORNIA SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN EACH OF JMC AND AEROCENTURY AND AGENT OR ANY LENDER PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT; PROVIDED, THAT AGENT, EACH LENDER AND EACH OF JMC AND AEROCENTURY ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF SAN FRANCISCO, CALIFORNIA; AND FURTHER PROVIDED, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT OR ANY LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SUCH AGENT OR LENDER. EACH OF JMC AND AEROCENTURY EXPRESSLY SUBMITS AND CONSENTS TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH OF JMC AND AEROCENTURY HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.  EACH OF JMC AND AEROCENTURY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO EACH OF JMC AND AEROCENTURY AT THE ADDRESS SET FORTH IN SECTION 12 AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE BORROWER'S ACTUAL RECEIPT THEREOF.

(f) WAIVER OF JURY TRIAL.  AEROCENTURY, JMC, AND THE AGENT (FOR ITSELF AND ON BEHALF OF EACH OTHER LENDER) HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. AEROCENTURY, JMC, AND THE AGENT (FOR ITSELF AND ON BEHALF OF EACH OTHER LENDER) ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. AEROCENTURY, JMC, AND THE AGENT (FOR ITSELF AND ON BEHALF OF EACH OTHER SENIOR LENDER) WARRANTS AND REPRESENTS THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

(g) This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart. For the purposes of executing this Agreement, (i) a document signed and transmitted by facsimile machine, telecopier or via e-mail PDF shall be treated as an original document; (ii) the signature of any party on such document shall be considered as an original signature; (iii) the document transmitted (or the document of which the page containing the signature or signatures of one of more parties is transmitted) shall have the same effect as a counterpart thereof containing original signatures; and (iv) at the request of a party, each party who executed a document and transmitted such document by facsimile machine, telecopier or via e-mail PDF, shall provide such original document to the other party. No party may raise as a defense to the enforcement of this Agreement, including any amendment thereof, that a facsimile machine, telecopier or via e-mail PDF was used to transmit a signature of that party or another party on the Agreement or such amendment.

(h) The waiver by any party of any breach of this Agreement shall not operate as or be construed to be a waiver by such party of any subsequent breach. No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of or acquiescence in, any breach of any agreement herein, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or of any other right.

(i) In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to the parties hereto and other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.  In the event of a dispute between any of the parties hereto over the meaning of this Agreement, all parties shall be deemed to have been the drafter hereof, and any Applicable Law that states that contracts are construed against the drafter shall not apply.

(j) Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

(k) For purposes of this Agreement, the term "Person" means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, unincorporated organization, governmental entity or other entity.

(l) JMC represents and warrants that (i) the copy of the Management Agreement delivered to the Purchasers on the date hereof is a true, correct and complete copy of the Management Agreement, (ii) such Management Agreement is in full force and effect and (iii) JMC has not assigned or transferred any of its rights, obligations or benefits thereunder to any other Person.

(m) In the event of any conflict between any term, covenant or condition of this Agreement and any term, covenant or condition of the Management Agreement, the provisions of this Agreement shall control and govern.

(n) The paragraph headings used in this Agreement are for convenience only and shall not affect the interpretation of any of the provisions hereof.

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

W02-WEST:5JDA1\402457679.5	--	Subordination (Management) Agreement
AeroCentury

IN WITNESS WHEREOF, the parties below have caused this Subordination Agreement (Management Agreement) to be executed by their duly authorized respective officers, all as of the date first written above.

JETFLEET MANAGEMENT CORP., a California corporation By: Name: Title:

UNION BANK, N.A., By: Name: Kevin Sullivan Title: Senior Vice President
AEROCENTURY CORP., a Delaware corporation By: Name: Title: